INVESTOR PRESENTATION MAY 2026 2026

2MAY 2026 INVESTOR PRESENTATION Cautionary Notice Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements or impacts to reported earnings that may be realized from cost controls, tax law changes, conversion of preferred shares into common shares, new initiatives and for integration of banks (including Villages Bancorporation, Inc.) that the Company has acquired, or expects to acquire, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) or its wholly-owned banking subsidiary, Seacoast National Bank (“Seacoast Bank”), to be materially different from results, performance or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward- looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. Forward-looking statements also include statements relating to expectations regarding net interest income, net interest margin, loan growth, deposit growth and mix, credit quality, noninterest income and expense, capital levels and liquidity. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the impact of current and future economic and market conditions generally (including seasonality) and in the financial services industry, nationally and within Seacoast’s primary market areas, including the effects of continued inflationary pressures, changes in interest rates, tariffs or trade wars (including reduced consumer spending), slowdowns in economic growth, and the potential for high unemployment rates, as well as the financial stress on borrowers and changes to customer and client behavior and credit risk as a result of the foregoing; potential impacts of adverse developments in the banking industry, or as encountered by other financial institutions that adversely affect Seacoast, and including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto (including increases in the cost of our deposit insurance assessments), the Company's ability to effectively manage its liquidity risk and any growth plans, and the availability of capital and funding; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as risks related to legislative, tax and regulatory changes, including those that impact the money supply and inflation; the risks of continued changes in interest rates on the level and composition of deposits (as well as the cost of, and competition for, deposits), loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks (including the impacts of interest rates on macroeconomic conditions, and on our net interest income), sensitivities and the shape of the yield curve; changes in accounting policies, rules and practices; changes in retail distribution strategies, customer preferences and behavior generally and as a result of economic factors, including heightened or persistent inflation; changes in borrower credit risks and payment behaviors, and changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate, especially as they relate to the value of collateral supporting the Company’s loans; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; Seacoast’s ability to comply with any regulatory requirements and the risk that the regulatory environment may not be conducive to or may prohibit or delay the consummation of future mergers and/or business combinations, may increase the length of time and amount of resources required to consummate such transactions, and may reduce the anticipated benefit; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates (including with respect to our financial statements), as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk, as well as the effect of a decline in stock market prices on our fee income from our wealth management business; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies, and limit deposit, customer and employee attrition; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the timely development and acceptance of new products and services as well as risks (including reputational and litigation) attendant thereto, and perceived overall value of these products and services by users; risks associated with the development and use of artificial intelligence; the Company’s ability to identify and address increased cybersecurity risks, including those impacting vendors and other third parties which may be exacerbated by developments in generative artificial intelligence; fraud or misconduct by internal or external parties, which Seacoast may not be able to prevent, detect or mitigate; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, regime change, civil unrest, acts of terrorism, natural disasters, including hurricanes in the Company’s footprint, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions and/or increase costs, including, but not limited to, property and casualty and other insurance costs; Seacoast’s ability to maintain adequate internal controls over financial reporting; potential or actual claims, damages, penalties, fines, costs, unexpected outcomes and reputational damage resulting from new, existing, pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated, the results of tax audit findings, challenges to our tax positions, or adverse changes or interpretations of tax laws; the effects of competition (including the inability to grow, or attrition of deposits, customers, and employees) from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, private credit funds, money market and other mutual funds and other financial institutions; the failure of assumptions underlying the establishment of reserves for expected credit losses; impairment of our goodwill or other intangible assets, risks related to, and the costs associated with, environmental, social and governance matters (“ESG”) and anti-ESG matters, including the scope and pace of related rulemaking activity and disclosure requirements and potential litigation and enforcement; legislative, regulatory or supervisory actions related to so-called “de-banking,” including any new prohibitions, requirements or enforcement priorities that could affect customer relationships, compliance obligations, or operational practices; government actions or inactions, including a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the federal budget and economic policy, including the impact of tariffs and trade policies; the risk that balance sheet, revenue growth, and loan growth expectations may differ from actual results; and other factors and risks described herein and under “Risk Factors” in any of the Company's subsequent reports filed with the SEC and available on its website at www.sec.gov. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2025 and in other periodic reports that the Company files with the SEC. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

01 ABOUT SEACOAST BANK 02 STRATEGIC PRIORITIES 03 COMPANY PERFORMANCE 04 APPENDIX

AGENDA ABOUT SEACOAST BANK

5MAY 2026 INVESTOR PRESENTATION M&A Strategy Delivering Consistent Growth and Long-Term Value Creation 1Acquired assets reflects target’s publicly available financials from quarter prior to closing. 2Deposit market share for Florida-based banks as of June 30 every year. Sources: S&P Capital IQ Pro. FDIC

6MAY 2026 INVESTOR PRESENTATION Acquisition of Villages Bancorporation, Holding Company of Citizens First Bank Note: Deposit data as of June 30, 2025 Sources: S&P Capital IQ Pro. FDIC Transformative acquisition of Villages Bancorporation, Inc. (“VBI”), holding company of Citizens First Bank, established in 1991 by the developers of , a unique, affluent and growing 55+ residential community development in central Florida Added $4.4 billion assets, $1.2 billion loans and $3.5 billion low-cost deposits and provided Seacoast with a long-term, scalable banking platform in that will benefit from the growth of the population and the development itself Scarcity value of acquiring the leading bank located within community with 51% market share VBI’s profitable but low-risk balance sheet and a transaction structure that utilizes Seacoast’s excess capital drive notable improvement in Seacoast’s performance metrics and ~24% earnings accretion, with limited execution risk Consistently strong earnings stream, averaging over 1.00% ROA over the past 5 years with a conservative and highly liquid balance sheet: 38% loan / deposit ratio and 1.40% cost of deposits provide runway for additional high margin growth Banking Subsidiary of Villages Bancorporation, Inc.

7MAY 2026 INVESTOR PRESENTATION A Strategically Compelling Acquisition with Granular Core Deposits 1Deposit data for Florida-based banks as of June 30, 2025. Reflects Florida domiciled deposits. Excludes Raymond James Financial, Inc. 2Financial data as of March 31, 2026 Source: S&P Capital IQ Pro • Provides scale and efficiencies to improve profitability positioning relative to peers • Drives high returns for shareholders through a conservatively modeled and low-execution risk transaction with long-term franchise value benefit • Significant revenue synergies from delivering Seacoast’s products and capabilities to VBI’s customers (not modeled) Financially Attractive • Limited loan portfolio with opportunity to expand while maintaining a track record of conservative credit with 0.00% NCOs / Avg. Loans2 • Fills a gap in Seacoast’s Florida footprint in one of the last untapped (and historically inaccessible) growth markets in the state • The Villages’ master-planned community model has proven scalable, with seamless integration of new neighborhoods and amenities that will continue to provide consumer and commercial banking opportunities • Seacoast’s long history of acquisition and integration experience mitigates integration risk Well-Positioned for Future Success • Created a ~$21 billion asset franchise in some of the fastest growing markets in the United States, ranking as the 2nd largest publicly-traded bank in Florida by deposit market share and the largest pure play Florida public bank¹ • Provides an ample source of long-term, low cost liquidity and a new and growing customer base primarily composed of affluent retirees with predictable income streams and a need for multiple banking products • Strong mortgage platform with robust mortgage lending opportunities throughout The Villages and the surrounding areas • Right of first refusal and exclusivity provisions protect Seacoast’s position and ability to grow along with the population and development itself Strategic Rationale

AGENDA STRATEGIC PRIORITIES

9MAY 2026 INVESTOR PRESENTATION Executing Our Balanced Growth Strategy Relationship Oriented Value Proposition Adding Talent to High Performance Culture Attractive Markets Opportunistic Acquisitions Fortress Balance Sheet Resonates with both clients and bankers. Treasury management product expansion and wealth management services support revenue growth. Attracts the best banking talent from larger regional banks. Investments in talent are driving disciplined loan growth and strong deposit gathering. Top deposit market share in fastest growth MSAs in the country including our rare, statewide Florida presence. Strategic investments will continue to build market share in these top secular and wealth growth markets increasing scarcity value. Leveraging our proven M&A capabilities, improving profitability through growth in low-cost deposit base and strategic deployment of capital. Industry-leading capital, robust liquidity, credit diversity, and granularity focus on better than peer risk-adjusted returns through cycles while providing long-term support to customers and shareholders. Our advantage is rooted in a top-tier banker force, compelling brand and footprint, and strong capital and liquidity supporting further organic growth and opportunistic acquisitions. Our laser focus is on leveraging these strengths to compete and take share from vulnerable competitors.

10MAY 2026 INVESTOR PRESENTATION 2026 Outlook ($ in millions except per share data) 2025 Actual Previous 2026 Outlook Current 2026 Outlook Adjusted Revenue (fully taxable equivalent basis) $ 656 29% - 31% Growth 28% - 31% Growth Adjusted Efficiency Ratio 58% 53% - 55% 53% - 55% Adjusted Earnings Per Share-Diluted $ 1.84 $2.48 - $2.52 $2.48 - $2.52 Organic Loan Growth 9.4 % High Single Digit Growth High Single Digit Growth Organic Deposit Growth 1.2 % Low to Mid Single Digit Growth Low to Mid Single Digit Growth 4Q’25 Actual Previous 4Q’26 Outlook Current 4Q’26 Outlook Adjusted ROA 0.89% 1.30% 1.30% Adjusted ROTE 12.0% 16.0% 16.0% Adjusted measures are non-GAAP measures, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. Previous guidance was issued January 29, 2026 in connection with Q4 2025 earnings release. Current Assumptions: • No rate cuts in 2026 and the current forward curve • Stable economic environment • Includes the benefit of the securities repositioning executed in January 2026

AGENDA COMPANY PERFORMANCE

12MAY 2026 INVESTOR PRESENTATION • Sustained, strong presence in Florida’s most attractive markets and recent expansion into the greater Atlanta market • #15 Florida market share ▪ #1 Florida-based bank in Orlando MSA ▪ #1 Florida-based bank in Palm Beach, Highlands, and 10 other counties ▪ #1 overall market share in Port St. Lucie MSA and Wildwood-The Villages MSA • Strong capital and liquidity supporting further organic growth and opportunistic acquisitions ▪ 14.6% Tier 1 capital ratio ▪ 76% loan-to-deposit ratio Valuable Footprint with Strong Capital and Liquidity

13MAY 2026 INVESTOR PRESENTATION • Net income of $31.9 million, or $0.29 per diluted share, included a $39.5 million loss from a strategic repositioning of AFS securities, which contributed to the 24 basis point increase in yield on securities during the quarter. • Adjusted net income1 of $67.8 million, or $0.62 per diluted share, increased 42%, from the prior quarter and 111%, from the prior year quarter. • 7% annualized organic deposit growth, including growth in noninterest-bearing deposits of 29% annualized. • Cost of deposits declined 13 basis points to 1.54%. • Net interest margin grew 17 basis points to 3.83%. Excluding accretion on acquired loans, net interest margin expanded 13 basis points to 3.57%. First Quarter 2026 Highlights • Continued improvement in profitability metrics. Return on average assets and return on average tangible shareholders' equity were 0.62% and 8.51%, respectively. Adjusted return on average assets1 was 1.31% and adjusted return on average tangible shareholders' equity1 was 16.26%, compared to 0.89% and 11.96%, respectively, in the prior quarter. • Repurchased 317,628 shares of common stock during the quarter, taking advantage of constructive market conditions and leveraging our strong capital position. • Strong capital position, with a Tier 1 capital ratio of 14.6% and a tangible equity to tangible assets ratio of 9.2%. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP.

14MAY 2026 INVESTOR PRESENTATION Net Interest Income and Net Interest Margin ($ in m ill io ns ) $118.9 $127.3 $133.9 $176.2 $178.2 3.48% 3.58% 3.57% 3.66% 3.83% 3.24% 3.29% 3.32% 3.44% 3.57% Net Interest Income Net Interest Margin NIM, excluding accretion on acquired loans 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 • Net interest income1 totaled $178.2 million, an increase of $1.9 million, or 1%, from the prior quarter. • Net interest margin increased 17 basis points to 3.83% and, excluding the effect of accretion on acquired loans, net interest margin expanded 13 basis points to 3.57%. • Securities yields increased 24 basis points to 4.37%, benefiting from the securities repositioning executed during the quarter. • Loan yields decreased six basis points from the prior quarter to 5.96%. Excluding the effect of accretion on acquired loans, yields decreased 11 basis points to 5.57%. • The cost of deposits declined 13 basis points to 1.54% and cost of funds decreased nine basis points to 1.71%. 1Calculated on a fully taxable equivalent basis using amortized cost. 1

15MAY 2026 INVESTOR PRESENTATION Noninterest loss of $12.6 million included $39.5 million of securities losses. Adjusted noninterest income decreased $1.6 million, or 6%, from the prior quarter to $26.9 million. Changes included: Service charges on deposits totaled $6.9 million, an increase of $0.4 million, or 7%, from the prior quarter resulting from growth in customer relationships. Wealth management income totaled $5.8 million, an increase of $0.2 million, or 4%, from the prior quarter. Assets under management have grown 33% year over year. The wealth management division has continued to deliver significant growth, adding $125 million in new organic assets under management in the first quarter of 2026, partially offset by financial market volatility. Mortgage banking income totaled $2.2 million, a decrease of $0.9 million, or 30%, from the prior quarter, largely the result of volatility associated with the value of mortgage servicing rights acquired from VBI, which contributed $0.6 million to the decrease. Underlying mortgage volumes and pipelines remain strong. Insurance agency income totaled $1.8 million, an increase of $0.6 million, or 50%, from the prior quarter, reflecting typical seasonal contingency payments collected annually. Other income totaled $5.6 million, a decrease of $1.5 million, or 21%, from the prior quarter. The decrease from the prior quarter reflects lower gains on SBIC investments. Noninterest Income ($ in millions) $22.2 $24.5 $23.8 $28.6 $(12.6) $22.0 $24.5 $24.7 $28.5 $26.9 Noninterest income Adjusted noninterest income 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 1 1Calculated Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. Adjusted noninterest income1, which excludes securities activity, increased 22% year over year.

16MAY 2026 INVESTOR PRESENTATION $1,387 $1,711 $2,053 $2,808 $2,823 2022 2023 2024 2025 1Q’26 Growth in Wealth Management Assets under management totaled $2.8 billion at March 31, 2026, increasing 33% year-over-year. The wealth management division has continued its growth trajectory, adding $125 million in new assets under management in 2026. With a consistent focus on delivering exceptional value, this division continues to be a key growth driver in customer relationships. Growth in new AUM in the first quarter of 2026 was partially offset by financial market volatility. Since 2022, assets under management have increased at a compound annual growth rate (“CAGR”) of 21%. 21% CAG R Assets Under Management End-of-Period ($ in millions)

17MAY 2026 INVESTOR PRESENTATION $89.5 $89.3 $91.2 $112.4 $113.6 63.3% 58.7% 57.6% 54.5% 55.3% Adjusted noninterest expense Adjusted Efficiency Ratio 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Noninterest Expense • Salaries and employee benefits totaled $62.6 million, an increase of $0.2 million, from the prior quarter and an increase of $11.5 million, or 23%, from the prior year quarter. The year over year increase reflects continued expansion of the footprint, including through bank acquisitions. • Outsourced data processing costs totaled $12.0 million, an increase of $0.7 million, or 7%, from the prior quarter and an increase of $3.5 million, or 41%, from the prior year quarter. The increases reflect higher transaction volume and growth in customers, including from bank acquisitions. • Occupancy costs totaled $9.2 million, a decrease of $0.1 million, or 1%, compared to the prior quarter and an increase of $1.9 million, or 26%, from the prior year quarter. The year over year increase is primarily the result of growth in the Company’s footprint, including through bank acquisitions. • Legal and professional fees totaled $3.2 million, an increase of $1.1 million, or 51%, compared to the prior quarter and an increase of $0.4 million, or 16%, from the prior year quarter. The increases are largely associated with the timing of various projects. • Amortization of intangibles totaled $10.1 million, a decrease of $0.3 million, or 3%, from the prior quarter and an increase of $4.8 million, or 90%, from the prior year quarter. The increase from the prior year quarter reflects the addition of core deposit intangible assets from bank acquisitions in 2025. 1Calculated Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. ($ in millions) 1 Includes merger and integration costs of $8.5 million in 1Q'26 and $18.1 million in 4Q'25 Adjusted Noninterest Expense 1 $90.6 $91.7 $102.0 $130.5 $122.2 64.0% 60.3% 64.4% 63.4% 59.5% Noninterest expense Efficiency Ratio 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Noninterest Expense

18MAY 2026 INVESTOR PRESENTATION $10,443 $10,609 $10,964 $12,628 $12,641 5.90% 5.98% 5.96% 6.02% 5.96% 5.58% 5.58% 5.61% 5.68% 5.57% Yield Excluding Accretion on Acquired Loans Reported Yield Total Loans 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 $904.1 $861.2 $1,134.1 $947.9 $1,045.0 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Commercial Loan Pipeline ($ in millions) Total Loans End-of-Period ($ in millions) Disciplined Loan Growth Supported by a Strong Pipeline Loans outstanding modestly increased from the prior quarter, reflecting strong production largely offset by higher payoffs. Loan payoffs totaled $530.5 million during the first quarter of 2026, representing an increase of $289.4 million, or 120%, from $241.1 million during the prior year quarter. The commercial pipeline exceeded $1 billion at March 31, 2026.

19MAY 2026 INVESTOR PRESENTATION CRE-Retail, 11% CRE-Office, 4% CRE-Multifamily 5+, 4% CRE-Hotel/Motel, 2% CRE-Industrial/Warehouse, 6% CRE-Other, 5% OOCRE, 16% Construction & Land Development, 6% Commercial & Financial, 19% Residential, 25% Consumer, 2% At March 31, 2026 Loan Portfolio Mix Seacoast's lending strategy results in a diverse and granular loan portfolio. Seacoast’s average loan size is $439 thousand and the average commercial loan size is $1.0 million. Portfolio diversification in terms of asset mix, industry, and loan type has been a critical element of the Company’s lending strategy. Exposures across industries and collateral types are broadly distributed. Construction and land development and commercial real estate loans, as defined in regulatory guidance, represent 33% and 211%, respectively, of total consolidated risk-based capital.

20MAY 2026 INVESTOR PRESENTATION Allowance for Credit Losses and Purchase Discount ($ in millions) Loans Outstanding Allowance for Credit Losses % of Loans Outstanding Purchase Discount % of Loans Outstanding Construction and Land Development $ 745 $ 9 1.21% $ 3 0.40 % Owner Occupied Commercial Real Estate 2,022 19 0.94 15 0.74 Commercial Real Estate 4,178 55 1.32 57 1.36 Residential Real Estate 3,163 52 1.64 43 1.36 Commercial & Financial 2,353 34 1.44 19 0.81 Consumer 180 7 3.89 1 0.56 Total $ 12,641 $ 176 1.39% $ 138 1.09% • The total allowance for credit losses was $176 million as of March 31, 2026, a decline of 1% compared to December 31, 2025. • The $138 million remaining unrecognized discount on acquired loans represents 1.09% of total loans. • The reserve for unfunded commitments was $7 million at March 31, 2026 and is reflected in Other liabilities.

21MAY 2026 INVESTOR PRESENTATION 0.27% 0.09% 0.12% 0.03% 0.11% NCO/Average Loans 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 1.34% 1.34% 1.34% 1.42% 1.39% ACL/Total Loans 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Continued Strong Asset Quality Trends Nonperforming Loans 0.68% 0.61% 0.55% 0.57% 0.75% 0.16% 0.13% 0.19% 0.26% 0.22% NPL/Total Loans Accruing Past Due / Total Loans 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2.41% 2.39% 2.50% 2.82% 2.82% Criticized and Classified Loans / Total Loans 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Criticized and Classified LoansAllowance for Credit Losses Net Charge-Offs

22MAY 2026 INVESTOR PRESENTATION Well-Managed Deposit Costs Deposits increased $381.6 million, or 9.5% annualized, during the first quarter of 2026. Excluding brokered deposits, organic deposit growth was 7% annualized. Growth in noninterest-bearing deposits was 29% annualized. Continued focus on organic growth and relationship-based funding. The addition of commercial talent onboarding new relationships, in combination with our innovative analytics platform, supports a well- diversified, low-cost deposit portfolio. 12-Month Trend for Cost of Deposits 1.85% 1.78% 1.78% 1.83% 1.84% 1.77% 1.72% 1.66% 1.64% 1.58% 1.54% 1.52% Apr'25 May'25 Jun'25 Jul'25 Aug'25 Sep'25 Oct'25 Nov'25 Dec'25 Jan'26 Feb'26 Mar'26 $12,498 Deposits End-of-Period ($ in millions) $12,575 $12,498 $13,090 $16,256 $16,638 4.50% 4.50% 4.25% 3.75% 3.75% 1.93% 1.80% 1.81% 1.67% 1.54% Total Deposits Fed Funds Upper Limit Cost of Deposits 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26

23MAY 2026 INVESTOR PRESENTATION Deposits End-of-Period ($ in millions) $12,575 $12,498 $13,090 $16,256 $16,638 Transaction Accounts Savings Money Market Brokered Time Deposits 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Granular, Diverse and Relationship-Focused Customer Funding Base The Company benefits from a granular deposit franchise, with the top ten depositors representing approximately 3% of total deposits. Customer transaction account balances represent 50% of total deposits. Consumer deposits represent 49% of total deposits, with an average balance per account of $27 thousand. Business deposits represent 51% of total deposits, with an average balance per account of $122 thousand. The average customer tenure is 11 years. 50%48% 48%47%50% 6%6% 5% 4%4% 33% 33% 34% 32% 31% 2% 4% 1% 1% 1% 11% 11% 12% 13% 12%

24MAY 2026 INVESTOR PRESENTATION Investment Securities Performance and Composition Net unrealized losses in the AFS portfolio increased during the first quarter of 2026 by $2.5 million, driven by rate volatility during the period. During the first quarter of 2026, the Company repositioned a portion of its AFS securities portfolio. Low-rate, long-duration securities were sold, resulting in a pre-tax loss of approximately $39.5 million. These were sold in January while spreads were relatively tight, before long term rates moved higher. The proceeds of approximately $277.0 million were reinvested in primarily agency mortgage-backed securities with an average taxable equivalent book yield of 4.8%. Portfolio yields increased 24 basis points to 4.37% from 4.13% in the prior quarter, benefitting from the securities repositioning. Net Unrealized Loss in Securities ($ in millions) 3/31/2026 12/31/2025 △ from 4Q'25 Total Available-for-Sale $ (104,198) $ (101,727) $ (2,471) Total Held-to-Maturity (98,449) (96,618) (1,831) Total Securities $ (202,647) $ (198,345) $ (4,302) ($ in m ill io ns ) $3,253 $3,479 $3,811 $5,751 $5,645 $625 $613 $599 $586 $576 $2,628 $2,866 $3,212 $5,165 $5,069 3.88% 3.87% 3.92% 4.13% 4.37% HTM Securities AFS Securities Yield 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26

25MAY 2026 INVESTOR PRESENTATION $16.71 $17.19 $17.61 $15.14 $15.33 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 9.6% 9.8% 9.8% 9.3% 9.2% 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 16.1% 16.1% 15.9% 15.9% 16.0% 14.7% 14.6% 14.5% 14.5% 14.6% Total Risk Based Capital Tier 1 Ratio 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 10.2% 12.8% 10.7% 9.1% 8.5% 10.3% 13.3% 13.0% 12.0% 16.3% GAAP - ROTE Adjusted - ROTE 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 1Calculated treating all convertible preferred shares as common. Each 1/1000th preferred share is convertible to one common share on the date a holder of preferred stock transfers such share of preferred stock to a non-affiliate of the holder. The Company defines tangible equity as total shareholders' equity plus convertible preferred stock less intangible assets. 2Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 3FDICIA defines well capitalized as 10.0% for total risk-based capital and 8.0% for Tier 1 ratio at a total Bank level. Tangible Book Value Per Share Tangible Equity / Tangible Assets Total Risk-Based and Tier 1 CapitalReturn on Tangible Equity 2 10.0%3 8.0%3 Robust Capital Position Supporting a Fortress Balance Sheet $16.721 $16.901

26MAY 2026 INVESTOR PRESENTATION Appendix

27MAY 2026 INVESTOR PRESENTATION Selected Acquisition-Related Impacts to Earnings Quarterly Trend ($ in millions, except per share amounts) 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Accretion on acquired loans $ 12.1 $ 10.6 $ 9.5 $ 10.6 $ 8.2 Amortization of intangibles 10.1 10.4 6.0 5.1 5.3 Accretion on acquired loans, net of amortization of intangibles 2.0 0.2 3.5 5.5 2.9 Tax effect 0.5 0.1 0.9 1.4 0.7 Accretion on acquired loans, net of amortization of intangibles, after taxes $ 1.5 $ 0.1 $ 2.6 $ 4.1 $ 2.2 Net per share impact $ 0.01 $ — $ 0.03 $ 0.05 $ 0.03 • The impact of acquisition related fair value marks on loans and amortization of intangibles are largely offsetting, with a limited net effect on earnings that has continued to decline. • Accretion on acquired loans of $12.1 million, net of amortization of intangibles of $10.1 million in Q1 2026 resulted in a $0.01 impact to diluted earnings per share.

28MAY 2026 INVESTOR PRESENTATION Recognition 3rd consecutive year 4th consecutive year 2nd consecutive year 6th consecutive year 5th consecutive year 1st time winner 1st time winner

29MAY 2026 INVESTOR PRESENTATION About Non-GAAP Financial Measures: This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”). The financial highlights provide reconciliations between GAAP and adjusted financial measures including net income, noninterest income, noninterest expense, tax adjustments and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. The Company believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered an alternative to GAAP. Presentation of Non-GAAP Financial Measures: Certain monetary amounts, percentages and other figures included in this report have been subject to rounding adjustments. Accordingly, figures shown as totals in certain tables may not be the arithmetic aggregation of the figures that precede them and the total of the four quarters may not be the arithmetic aggregation of the year-to-date value. Explanation of Certain Unaudited Non-GAAP Financial Measures

30MAY 2026 INVESTOR PRESENTATION Quarterly Trend (Amounts in millions except per share data) 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Net Income $ 31.9 $ 34.3 $ 36.5 $ 42.7 $ 31.5 Total noninterest (loss) income (12.6) 28.6 23.8 24.5 22.2 Securities losses (gains), net 39.5 (0.1) 0.8 — (0.2) Total Adjusted Noninterest Income 26.9 28.5 24.7 24.5 22.0 Total noninterest expense 122.2 130.5 102.0 91.7 90.6 Merger and integration costs (8.5) (18.1) (10.8) (2.4) (1.1) Adjusted Noninterest Expense 113.6 112.4 91.2 89.3 89.5 Income Taxes 9.0 9.2 10.5 12.6 9.4 Tax effect of adjustments 12.2 4.6 3.0 0.6 0.2 Adjusted Income Taxes 21.2 13.8 13.4 13.2 9.6 Adjusted Net Income 67.8 47.7 45.2 44.5 32.1 Earnings per common share-diluted, as reported 0.29 0.31 0.42 0.50 0.37 Adjusted Earnings per Common Share-Diluted $ 0.62 $ 0.44 $ 0.52 $ 0.52 $ 0.38 Average common shares-diluted 97.8 97.8 87.4 85.5 85.4 Average preferred shares, treating all convertible preferred shares as common 11.3 11.3 — — — Average common shares-diluted, treating all convertible preferred shares as common 109.1 109.0 87.4 85.5 85.4 GAAP to Non-GAAP Reconciliation

31MAY 2026 INVESTOR PRESENTATION GAAP to Non-GAAP Reconciliation Quarterly Trend (Amounts in millions except per share data) 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Adjusted Noninterest Expense $ 113.6 $ 112.4 $ 91.2 $ 89.3 $ 89.5 Provision for credit losses on unfunded commitments (0.2) (0.8) (0.2) (0.2) (0.2) Other real estate owned expense and net (loss) gain on sale (0.1) — 0.3 — (0.2) Amortization of intangibles (10.1) (10.4) (6.0) (5.1) (5.3) Net Adjusted Noninterest Expense 103.3 101.2 85.4 84.0 83.8 Average tangible assets $ 19,699.3 $ 19,976.9 $ 15,658.7 $ 15,004.8 $ 14,594.0 Net Adjusted Noninterest Expense to Average Tangible Assets 2.13% 2.01% 2.16% 2.25% 2.33 % Net Revenue $ 163.9 $ 203.3 $ 157.3 $ 151.4 $ 140.7 Total Adjustments to Net Revenue 39.5 (0.1) 0.8 — (0.2) Impact of FTE adjustment 1.7 1.6 0.4 0.4 0.3 Adjusted Net Revenue on a FTE basis $ 205.1 $ 204.8 $ 158.6 $ 151.8 $ 140.8 Adjusted Efficiency Ratio 55.31% 54.50% 57.63% 58.74% 63.30 % Net Interest Income $ 176.5 $ 174.6 $ 133.5 $ 126.9 $ 118.5 Impact of FTE adjustment 1.7 1.6 0.4 0.4 0.3 Net Interest Income Including FTE adjustment 178.2 176.2 133.9 127.3 118.9 Total noninterest (loss) income (12.6) 28.6 23.8 24.5 22.2 Total noninterest expense less provision for credit losses on unfunded commitments 122.0 129.7 101.8 91.6 90.4 Pre-Tax Pre-Provision Earnings 43.5 75.1 55.9 60.2 50.6 Total Adjustments to Noninterest (Loss) Income 39.5 (0.1) 0.8 — (0.2) Total Adjustments to Noninterest Expense including other real estate owned expense and net (loss) gain on sale 8.6 18.1 10.5 2.4 1.3 Adjusted Pre-Tax Pre-Provision Earnings $ 91.6 $ 93.2 $ 67.2 $ 62.6 $ 51.7

32MAY 2026 INVESTOR PRESENTATION Quarterly Trend (Amounts in millions except per share data) 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Average Assets $ 20,924.9 $ 21,203.4 $ 16,486.0 $ 15,801.2 $ 15,395.6 Less average goodwill and intangible assets (1,225.6) (1,226.5) (827.3) (796.4) (801.7) Average Tangible Assets $ 19,699.3 $ 19,976.9 $ 15,658.7 $ 15,004.8 $ 14,594.0 Return on Average Assets (ROA) 0.62% 0.64% 0.88% 1.08% 0.83 % Impact of other adjustments for Adjusted Net Income 0.69 0.25 0.21 0.05 0.02 Adjusted ROA 1.31 0.89 1.09 1.13 0.85 ROA 0.62 0.64 0.88 1.08 0.83 Impact of removing average intangible assets and related amortization 0.19 0.19 0.16 0.16 0.15 Return on Average Tangible Assets (ROTA) 0.81 0.83 1.04 1.24 0.98 Impact of other adjustments for Adjusted Net Income 0.74 0.27 0.22 0.05 0.02 Adjusted ROTA 1.55 1.10 1.26 1.29 1.00 Return on Average Equity (ROE) 4.69 4.99 6.17 7.60 5.76 Impact of other adjustments for Adjusted Net Income 5.27 1.96 1.47 0.32 0.12 Adjusted ROE 9.96% 6.95% 7.64% 7.92% 5.88 % Average Shareholders' Equity $ 2,760.7 $ 2,724.2 $ 2,345.2 $ 2,252.2 $ 2,215.0 Average convertible preferred stock 343.1 343.1 — — — Less average goodwill and intangible assets (1,225.6) (1,226.5) (827.3) (796.4) (801.7) Average Tangible Equity $ 1,878.2 $ 1,840.8 $ 1,517.9 $ 1,455.8 $ 1,413.3 Return on Average Shareholders' Equity 4.69% 4.99% 6.17% 7.60% 5.76 % Impact of adding convertible preferred stock and removing average intangible assets and related amortization 3.82 4.06 4.53 5.22 4.41 Return on Average Tangible Equity (ROTE) 8.51 9.05 10.70 12.82 10.17 Impact of other adjustments for Adjusted Net Income 7.75 2.91 2.28 0.49 0.18 Adjusted ROTE 16.26% 11.96% 12.98% 13.31% 10.35 % GAAP to Non-GAAP Reconciliation

33MAY 2026 INVESTOR PRESENTATION Quarterly Trend (Amounts in millions except per share data) 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Loan Interest Income1 $ 186.2 $ 187.9 $ 162.3 $ 157.5 $ 151.0 Accretion on acquired loans (12.1) (10.6) (9.5) (10.6) (8.2) Loan interest income excluding accretion on acquired loans1 $ 174.1 $ 177.3 $ 152.8 $ 146.9 $ 142.8 Yield on Loans1 5.96% 6.02% 5.96% 5.98% 5.90 % Impact of accretion on acquired loans (0.39) (0.34) (0.35) (0.40) (0.32) Yield on loans excluding accretion on acquired loans1 5.57% 5.68% 5.61% 5.58% 5.58 % Net Interest income1 $ 178.2 $ 176.2 $ 133.9 $ 127.3 $ 118.9 Accretion on acquired loans (12.1) (10.6) (9.5) (10.6) (8.2) Net interest income excluding accretion on acquired loans1 $ 166.1 $ 165.6 $ 124.4 $ 116.7 $ 110.6 Net Interest Margin1 3.83% 3.66% 3.57% 3.58% 3.48 % Impact of accretion on acquired loans (0.26) (0.22) (0.25) (0.29) (0.24) Net interest margin excluding accretion on acquired loans1 3.57% 3.44% 3.32% 3.29% 3.24 % Securities Interest Income1 $ 61.3 $ 57.9 $ 36.0 $ 32.5 $ 29.4 Tax equivalent adjustment on securities (1.2) (1.1) — — — Securities interest income excluding tax equivalent adjustment1 60.1 56.7 36.0 32.5 29.4 Loan Interest Income1 186.2 187.9 162.3 157.5 151.0 Tax equivalent adjustment on loans (0.5) (0.5) (0.4) (0.4) (0.3) Loan interest income excluding tax equivalent adjustment 185.7 187.4 161.9 157.1 150.6 Net Interest Income1 178.2 176.2 133.9 127.3 118.9 Tax equivalent adjustment on securities (1.2) (1.1) — — — Tax equivalent adjustment on loans (0.5) (0.5) (0.4) (0.4) (0.3) Net interest income excluding tax equivalent adjustment $ 176.5 $ 174.6 $ 133.5 $ 126.9 $ 118.5 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation

34MAY 2026 INVESTOR PRESENTATION Quarterly Trend (Amounts in millions except per share data) 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Total Shareholders’ Equity $ 2,717.7 $ 2,712.7 $ 2,378.1 $ 2,271.6 $ 2,229.7 Goodwill (1,035.0) (1,034.7) (754.6) (732.4) (732.4) Other intangible assets, net (185.0) (195.7) (76.3) (61.3) (66.4) Total Adjustments to Shareholders’ Equity (1,220.0) (1,230.4) (830.9) (793.7) (798.8) Total Tangible Common Shareholders’ Equity 1,497.7 1,482.2 1,547.2 1,477.8 1,431.0 Convertible preferred stock 343.1 343.1 — — — Total Tangible Shareholders’ Equity $ 1,840.8 $ 1,825.3 $ 1,547.2 $ 1,477.8 $ 1,431.0 Common stock, shares outstanding 97.7 97.9 87.9 85.9 85.6 Preferred stock1, shares outstanding 11.3 11.3 — — — Common stock, shares outstanding, treating all preferred shares as common 108.9 109.2 87.9 85.9 85.6 Tangible Book Value per Share $ 15.33 $ 15.14 $ 17.61 $ 17.19 $ 16.71 Tangible Book Value per Share, treating all preferred shares as common 16.90 16.72 17.61 17.19 16.71 Net income available to common shareholders 29.8 32.1 36.5 42.7 31.5 Less allocation of earnings to preferred stock-diluted (1.2) (1.4) — — — Net income available to common shareholders after allocation of earnings to preferred stock $ 28.6 $ 30.7 $ 36.5 $ 42.7 $ 31.5 Average common shares-diluted 97.8 97.8 87.4 85.5 85.4 Average preferred shares, treating all preferred shares as common 11.3 11.3 — — — Average common shares-diluted, treating all preferred shares as common 109.1 109.0 87.4 85.5 85.4 Earnings per common share-diluted, as reported $ 0.29 $ 0.31 $ 0.42 $ 0.50 $ 0.37 Earnings per common share-diluted, treating all preferred shares as common 0.29 0.31 0.42 0.50 0.37 1In the fourth quarter of 2025, non-voting convertible preferred shares were issued in connection with the VBI acquisition. Each 1/1000th preferred share is convertible to one common share on the date a holder of preferred stock. GAAP to Non-GAAP Reconciliation